U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017 (May 2, 2017)

MTGE Investment Corp.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35260	45-0907772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, 12th Floor, Bethesda, MD 20814
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 968-9220

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 2, 2017, MTGE Investment Corp. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) at the Hyatt Regency Bethesda, Bethesda, Maryland 20814 at 9:00 a.m. (ET). The record date for the Annual Meeting was March 8, 2017. As of the record date, a total of 45,797,687 shares of the Company’s common stock, par value $0.01 (“Common Stock”), were entitled to vote at the Annual Meeting. There were 37,236,492 shares of Common Stock present in person or by proxy at the Annual Meeting. Set forth below are the matters acted upon by the common stockholders and the final voting results of each such proposal.

1.    Election of Directors. The Company’s common stockholders voted to elect five (5) Director Nominees to hold office for a term of one (1) year and until his or her successor is duly elected and qualified.

Nominee	For	Against	Abstain	Non Votes
Gary D. Kain	26,282,646	191,712	139,561	10,622,572
Steven W. Abrahams	26,291,958	182,634	139,327	10,622,572
Julia L. Coronado	26,270,231	204,713	138,975	10,622,572
Robert M. Couch	26,254,002	220,788	139,129	10,622,572
Randy E. Dobbs	26,244,666	229,214	140,039	10,622,572

2.    Executive Compensation. The Company’s common stockholders voted on an advisory and non-binding basis in favor of approval of the advisory resolution on executive compensation.

For	Against	Abstain	Non Votes
25,894,213	491,111	228,595	10,622,572

3.    Frequency of Future Advisory Votes on Executive Compensation. The results of the non-binding advisory vote on the frequency of the stockholder vote to approve the compensation of the Company’s named executive officers are as set forth below:

1 Year	2 Year	3 Year	Abstain	Non Votes
21,554,818	137,089	4,729,536	192,474	10,622,572
After considering the results of such stockholder vote, the Company’s Board of Directors decided, at a meeting held on May 2, 2017, that the Company will hold an advisory “say-on-pay” vote every year in conjunction with its annual meeting of stockholders. Accordingly, the Company will include an advisory “say-on-pay” vote every year in its future proxy materials until the next stockholder vote on the frequency of “say-on-pay” votes, which will be held no later than the Company’s annual meeting of stockholders in 2023.

4.    Ratification of appointment of Ernst & Young LLP. The Company’s common stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent public accountant for the year ending December 31, 2017.

For	Against	Abstain	Non Votes
36,698,819	311,088	226,584	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTGE INVESTMENT CORP.
Dated: May 3, 2017	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack Senior Vice President, Chief Compliance Officer and Secretary